CONSENT AND AMENDMENT NO. 13 TO LOAN AND SECURITY AGREEMENT


                                                        As of September 22, 1999


Health Fitness Corporation
3500 West 80th Street, Suite 130
Bloomington, Minnesota 55431

         Re:      Sale of Assets of Health Fitness Corporation

Ladies and Gentlemen:

         Ableco Finance LLC, The Long Horizons Overseas Fund, Ltd., Styx Partners, L.P. and Styx International, Ltd., as direct or indirect assignees of Madeleine L.L.C. (individually and collectively, "Lender") and Health Fitness Corporation ("Borrower") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated February 17, 1998 by and among Lender, Borrower and Health Fitness Rehab, Inc., The Preferred Companies, Inc., Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Services Corp., Medlink Corporation, Medlink Services, Inc., Fitness Centers of America, Sports & Orthopedic Physical Therapy, Inc., Midlands Physical Therapy, Inc. and International Fitness Club Network, Inc. (collectively, "Guarantors"), as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated February 28, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 2 to Loan and Security Agreement, dated June 4, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 3 to Loan and Security Agreement, dated June 26, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 4 to Loan and Security Agreement, dated September 10, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 5 to Loan and Security Agreement, dated November 2, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 6 to Loan and Security Agreement, dated January 8, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 7 to Loan and Security Agreement, dated February 26, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 8 to Loan and Security Agreement, dated as of March 12, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 9 to Loan and Security Agreement, dated as of May 10, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 10 to Loan and Security Agreement, dated May 24, 1999, by and among Lender, Borrower and Guarantors, as amended by a letter agreement dated as of June 1, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 11 to Loan and Security Agreement, dated as of June 30, 1999, by and among Lender, Borrower and Guarantors, and Amendment No. 12 to Loan and Security Agreement, dated July 15, 1999, by and among Lender, Borrower and Guarantors (and together with all supplements thereto and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or

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delivered in connection therewith or related thereto, including this letter agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

         Borrower, The Preferred Companies, Inc. ("Preferred"), Health Fitness Rehab, Inc. ("HFR"; and together with Preferred, the "Companies"; the Companies and Borrower, collectively, "Sellers") and Team Spinnaker Incorporated ("Purchaser") have entered into an agreement pursuant to which Sellers are selling substantially all of the Companies' assets used specifically and directly by or in Preferred's preferred provider network of physical therapy clinics and HFR's disabilities and rehabilitation management services business operating under the names "Isernhagen Limited" and "Isernhagen & Associates" (collectively, the "Sale Assets") as set forth in the Asset Purchase Agreement, dated as of September 22, 1999, by and among Sellers and Purchaser (the "Sale Contract").

         Borrower and Guarantors have requested that Lender consent to such sale and amend the Financing Agreements in certain respects and Lender is willing to consent to such sale and make such amendments, subject to the terms and conditions set forth herein.

         In consideration of the foregoing, and other good and valuable consideration, the parties hereto agree as follows:

         1. Definitions. For purposes of this Consent and Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

         2. Consent. Subject to the terms and conditions contained herein, Lender hereby consents to the sale by Borrower of the Sale Assets in accordance with the terms of the Sale Contract as in effect on the date hereof.

         3. Maximum Amount. The definition of Maximum Amount set forth in
Section 1.57 of the Loan Agreement is hereby amended by deleting the reference therein to "$12,500,000" and substituting therefor "$3,600,000".

         4. Reduction in Borrowing Base. Effective upon the consummation of the sale of the Sale Assets, Section 1.8(a)(i) of the Loan Agreement and Section 3(a) of Amendment No. 6 are each hereby amended by (i) deleting each reference therein to "$4,730,000" and in each case substituting therefor "$3,680,000" and
(ii) adding at the end of each such section the following:

                  "and as reduced on or before November 30, 1999 by an amount equal to the Net Holdback Amount (as defined in the Asset Purchase Agreement, dated as of September 22, 1999, by and among Borrower, Health Fitness Rehab, Inc., The Preferred Companies, Inc. and Team Spinnaker Incorporated) payable by Team Spinnaker Incorporated to Borrower less $100,000."

         5. Conditions Precedent. The effectiveness of the consent of Lender contained in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

                  (a) all representations, warranties and covenants contained herein shall be true and correct;

                  (b) Lender shall have received from Borrower as of the date hereof a sum of not less than $1,050,000 from the proceeds from the sale of the Sale Assets payable to Sellers on the Closing Date (as defined in the Sales Contract) pursuant to the Sale Contract (as in effect on the date hereof), by wire transfer of immediately available funds to the following account: Chase Bank of Texas, N.A., ABA No.:
         113000609, AC: 00102619468, BNF: Wires-Clearing-Asset Backed Securities, OBI: Ref: Kevin Celestine/Ableco Finance/Health Fitness/Acct. #2316401, which sum shall be applied to the reduction of the Obligations in such order and manner as Lender shall determine;

                  (c) the sale by Borrower of the Sale Assets to Purchaser pursuant to the Sale Contract shall have occurred by no later than September 24, 1999;

                  (d) Lender shall have received an original of this Consent and Amendment, duly authorized, executed and delivered by Borrower and Guarantors; and

                  (e) as of the date hereof and after giving effect to the transactions contemplated by the Sale Contract, no Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

         6. Additional Representations, Warranties and Covenants. Borrower and Guarantors, each hereby jointly and severally represents, warrants and covenants to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of loans and providing other financial accommodations by Lender to Borrower:

                  (a) Effective as of September 1, 1999, Sellers have sold to Purchaser all of the Sale Assets pursuant to the Sale Contract (as in effect on the date hereof).

                  (b) A true, correct and complete copy of the Sale Contract, together with all exhibits and schedules thereto, as executed by the parties thereto is annexed hereto as Exhibit A.


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                  (c) The security interests in and liens of Lender upon the
         Collateral (as such term is defined in the Loan Agreement), other than the Sale Assets, are and shall continue to be in full force and effect, including, but not limited to, all amounts at any time payable to Borrower, any Guarantor or any of their respective affiliates pursuant to the Sale Contract (and all related agreements, documents and instruments), and all rights, benefits and remedies of Borrower, any Guarantor or any of their respective affiliates pursuant to the Sale Contract (and all related agreements, documents and instruments).

                  (d) Borrower and Guarantors shall cause all amounts at any time payable to Borrower, any Guarantor or any of their respective affiliates pursuant to the Sale Contract or any related agreements, documents and instruments to be paid by Purchaser directly to Lender or to be deposited in one of the Collection Accounts (as such term is defined in the Loan Agreement) for application to the Obligations (as such term is defined in the Loan Agreement) in such order and manner as Lender shall determine. The net amount payable by Purchaser to Sellers pursuant to the Sale Contract shall be not less than the sum of (i) $1,050,000, which shall be payable in cash or other immediately available funds as of the date hereof plus (ii) the Net Holdback Amount (as defined in the Sales Contract in effect on the date hereof), which shall be payable in cash or other immediately available funds on or before November 30, 1999.

                  (e) In the event Borrower, Guarantors or any of their respective affiliates receives any amounts at any time payable to Borrower, any Guarantor or any of their respective affiliates pursuant to the Sale Contract or any related agreement, document or instrument, such amounts shall be collected by Borrower, such Guarantor or such affiliate, as the case may be, as the property of Lender and held by it or them in trust for Lender and shall on the date received be remitted to Lender in the form received, with any necessary assignments or endorsements, for application to the Obligations in such order and manner as Lender shall determine.

         7. Effect of this Consent and Amendment. Except for the consent and amendments expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Consent and Amendment and the other Financing Agreements, the terms of this Consent and Amendment shall control. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or any Guarantor or to entitle Borrower or any Guarantor to any other consent.

         8. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or proper to effectuate the provisions and purposes of this Consent and Amendment.

         9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law or choice of law).



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         10. Counterparts. This Consent and Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Consent and Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

                                  Very truly yours,

                                  ABLECO FINANCE, for itself
                                  and as agent

                                  By:  /s/ Kevin P. Genda

                                  Title: Senior Vice President and Chief
                                         Credit Officer


AGREED:

HEALTH FITNESS CORPORATION
HEALTH FITNESS REHAB, INC.
DUFFY & ASSOCIATES PHYSICAL
 THERAPY SERVICES CORP.
THE PREFERRED COMPANIES, INC.
MEDLINK CORPORATION
HEALTH FITNESS REHAB OF IOWA, INC.
MEDLINK SERVICES, INC.
FITNESS CENTERS OF AMERICA
SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
INTERNATIONAL FITNESS CLUB NETWORK, INC.
MIDLANDS PHYSICAL THERAPY, INC.

By:  /s/ Thomas Knox

Title: Vice President



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                                    EXHIBIT A
                                       TO
           CONSENT AND AMENDMENT NO. 13 TO LOAN AND SECURITY AGREEMENT
                                      AMONG
                           HEALTH FITNESS CORPORATION
                           HEALTH FITNESS REHAB, INC.
                           DUFFY & ASSOCIATES PHYSICAL
                             THERAPY SERVICES CORP.
                          THE PREFERRED COMPANIES, INC.
                               MEDLINK CORPORATION
                       HEALTH FITNESS REHAB OF IOWA, INC.
                             MEDLINK SERVICES, INC.
                           FITNESS CENTERS OF AMERICA
                   SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
                    INTERNATIONAL FITNESS CLUB NETWORK, INC.
                         MIDLANDS PHYSICAL THERAPY, INC.
                                       AND
                     ABLECO FINANCE, FOR ITSELF AND AS AGENT


                         DATED: As of September 22, 1999


                [Copy of Sale Contract Begins on Following Page]